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EXHIBIT 99.1

                             SUBSCRIPTION AGREEMENT


Blue Rhino Corporation
104 Cambridge Plaza Drive
Winston-Salem, North Carolina 27104
Attention: Billy D. Prim, Chief Executive Officer

Re: Subscription for 666,666.67 shares (the "Shares") of the Series A Convertible Preferred Stock ("Series A Preferred") of Blue Rhino Corporation (the "Company")


Gentlemen:

         The undersigned subscribing investor (the "Investor") desires, on the terms and conditions set forth herein, to acquire the Shares from the Company.

         THE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFER AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE UNDERSIGNED SHOULD BE AWARE THAT IT WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

         IN MAKING AN INVESTMENT DECISION THE UNDERSIGNED MUST RELY ON ITS OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THE SHARES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         The Investor hereby agrees as follows:

         1. Subscription for the Shares. Subject to the terms and conditions set forth in this Agreement, the Investor irrevocably agrees to purchase the Shares from the Company for a purchase price equal to $6.00 per share (for a total purchase price of $4,000,000.02).

         2. Acceptance of Subscription and Issuance of the Shares. The Investor understands and agrees that (i) this subscription shall be deemed to be accepted by the Company only when it is signed by its duly authorized officer (the "Acceptance") and (ii) unless it notifies the Company

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in writing to the contrary at or before the Acceptance, all of the Investor's representations and warranties contained in Section 3 will be deemed to have been reaffirmed and confirmed as of the Acceptance. Notwithstanding anything in this Agreement to the contrary, the Company shall have no obligation to issue Shares to any person who is a resident of a jurisdiction in which such issuance would constitute a violation of such jurisdiction's securities laws.

         3. Certain Representations of the Investor. The Investor hereby represents and warrants to the Company as follows, and the Investor acknowledges that the Investor has full knowledge that the Company intends to rely on such representations and warranties:

                  (a) The Investor has such knowledge, skill and experience in business, financial and investment matters so that it is capable of evaluating the merits and risks of an investment in the Company. The Investor has made such independent investigation of the Company, its management and related matters as the Investor deemed necessary or advisable in connection with an investment in the Company. To the extent the Investor has deemed necessary or advisable, the Investor has retained at its own expense, and relied upon, appropriate professional advice regarding (i) the investment, accounting, tax and legal merits and consequences of this Agreement and owning the Shares and (ii) the suitability of the Shares as an investment for the Investor.

                  (b) The Investor has been given full access to all material information concerning an investment in the Company and the business, operations and financial condition of the Company. During the course of this transaction and prior to subscribing for the Shares, the Investor has had the opportunity to ask questions of, and to receive answers from, representatives of the Company concerning the terms of the Shares and to obtain any additional requested information relative to the business, operations and financial condition of the Company.

                  (c) The Investor is purchasing the Shares for investment for its own account, not as an agent or otherwise for any other person and not with any present view toward resale or other distribution thereof. The Investor understands that (i) an investment in the Company involves various risks, (ii) the Shares have not been registered under the Securities Act of 1933, as amended (the "Act"), and have been issued to Investor in reliance on specific exemptions under the provisions thereof which depend in part upon the investment intent of the Investor and the other representations made by the Investor in this Agreement,
         (iii) the Company is relying upon the representations and agreements contained in this Agreement (and any supplemental information) for the purpose of determining whether this transaction meets the requirements for such exemptions, and (iv) the Shares cannot be resold in whole or in part unless they are subsequently registered under the Act or unless an exemption from such registration is available. Independent of any legal or contractual restrictions on the sale of the Shares, the Investor expressly agrees that: (A) it will not sell, assign, pledge, give, transfer or otherwise dispose of all or any part of the Shares or any interest therein, or make any offer or attempt to do any of the foregoing, except pursuant to a registration of the Shares under the Act and all applicable state securities laws ("Blue Sky Laws") or in a transaction

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         which, in the written opinion of counsel for the Investor satisfactory to the Company, is exempt from the registration provisions of the Act and all applicable Blue Sky Laws; provided, that the Company acknowledges and agrees that the Investor may transfer the Shares as a capital contribution to any wholly owned (either directly or through an unbroken chain of entities each of which is wholly owned) subsidiary, including, without limitation, any such subsidiary engaged in merchant banking or venture capital activities; provided such transferee becomes a party to, and agrees to be bound by, the Company's Amended and Restated Stockholders Agreement and Amended and Restated Registration Rights Agreement, in each case as may be amended from time to time; and
         (B) the Company shall not be required to give effect to any purported transfer of all or any of the Shares that does not comply with the foregoing restrictions.

                  (d) The Investor is a corporation, not formed for the specific purpose of acquiring the Shares, with total assets in excess of $5,000,000 and has so indicated by directing its duly authorized representative to sign this Section 3(d) in the Investor's name and on its behalf.

                           Gold Banc Corporation, Inc.

                           By:/s/ Malcolm M. Aslin
                                  Malcolm M. Aslin, President

         The Investor agrees to furnish any additional information requested to assure compliance with the Act and the regulations promulgated thereunder and applicable Blue Sky Laws in connection with the purchase and sale of the Shares.

                  (e) The Investor has no need for liquidity in connection with its purchase of the Shares.

                  (f) The purchase of the Shares by the Investor is consistent with the general investment objectives of the Investor.

                  (g) The Investor first learned of the Company in the state listed in the residence address of the Investor in Section 7 and intends that the Blue Sky Laws of that state alone govern this transaction.

                  (h) The Investor was not organized for the specific purpose of acquiring the Shares. The execution, delivery and performance by the Investor of this Agreement and the consummation by the Investor of the transactions contemplated hereby have been duly authorized by all necessary corporate action. Such execution, delivery and performance do not violate, or conflict with, the terms of any agreement or instrument to which the Investor is a party or by which it is bound.

                  (i) The Investor is not acquiring the Shares with a view to realizing any benefits under United States federal income tax laws, and no representations have been

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         made to the Investor that any such benefits will be available as a result of the Investor's acquisition, ownership or disposition of the Shares.

                  (j) The Investor has not (i) received, paid or given, directly or indirectly, any commission or remuneration for or on account of any sale, or the solicitation of any sale, of the Shares and (ii) has not borrowed any portion of the purchase price for the Shares, either directly or indirectly, from the Company or any of its affiliates.

         4. Certain Representations of the Company. The Company hereby makes the representations and warranties provided in this Section 4 to the Investor and understands that, unless it notifies the Investor in writing to the contrary at or before the Acceptance, all of the Company's representations and warranties contained in this Section 4 will be deemed to have been reaffirmed and confirmed as of the Acceptance. Each representation and warranty is qualified in its entirety by the exceptions set forth on Schedule SE attached hereto and incorporated by reference herein.

         For purposes hereof, the following terms shall have the following meanings:

- "Code" means the Internal Revenue Code of 1986, as amended, and any successor statute of similar import, together with the regulations thereunder, in each case as in effect from time to time; reference to sections of the Code shall be construed also to refer to any successor sections;

- "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and any successor statute of similar import, as in effect from time to time. References to sections of ERISA shall be construed to also refer to any successor sections;

- "ERISA Affiliate" means each trade or business (whether or not incorporated) which together with the Company or a Subsidiary would be deemed to be a "controlled group" within the meaning of Section 4001 of ERISA;

- "Governmental Authority" means any nation or government, any state or other political subdivision thereof, and any entity, official, board, commission, tribunal, authority or body, exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled (through stock or capital ownership or otherwise) by any of the foregoing;

- "Multiemployer Plan" means a Plan which is a multiemployer plan as defined in Section 4001(a)(3) of ERISA;

- "Person" means an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature;

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-        "Plan" means any pension plan which is covered by Title IV of ERISA and in respect of which the Company or any Subsidiary or ERISA Affiliate thereof is an "employer" as defined in Section 3(5) of ERISA;

- "Property" shall mean any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible, and "Properties" shall mean the plural of Property;

- "SPA" means the Series A Preferred Stock Purchase Agreement dated September 7, 2000 among the Company and the purchasers identified therein; and

- "Subsidiary" means, with respect to any Person, any corporation, partnership (general or limited), limited liability company, limited liability partnership or other form of entity, a majority of the voting stock (or other voting equity interests) of every class of which shall, at the time as of which any determination is being made, be owned or controlled by, the Person either directly or through Subsidiaries.

                  (a) Valid Issuance of Securities. The Shares, when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable and free and clear of all preemptive rights, rights of first refusal, liens, charges, restrictions, claims and encumbrances of any kind other than restrictions on transfer hereunder or under agreements executed in connection herewith and applicable state and federal securities laws. Based in part upon the representations of the Investor in this Agreement, the Shares will be issued in compliance with all applicable federal and Blue Sky Laws regarding registration or qualification.

                  (b) Capitalization. Section 2.2 of the SPA (as qualified by the Schedule of Exceptions thereto) was true and correct in all material respects as of September 7, 2000 (prior to the issuance and sale of Series A Preferred on that date).

                  (c) Corporate Existence; Compliance with Law. Each of the Company and its Subsidiaries is a corporation, partnership, limited liability company or limited partnership, as applicable, duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation, as applicable; each is duly qualified as a foreign corporation, partnership, limited liability company or limited partnership, as applicable, and licensed and in good standing, under the laws of each jurisdiction where the failure to qualify would have a material adverse effect on its business, Properties, or financial condition, and each is in compliance in all material respects with all laws necessary to conduct its business as presently conducted.

                  (d) Corporate Power and Authority. The Company has authority, and has completed all proceedings and obtained all approvals and consents necessary, to execute, deliver and perform this Agreement and the transactions contemplated hereby.

                  (e) Enforceable Obligation. Upon the Acceptance, this Agreement will constitute the valid and legally binding obligation of the Company, enforceable in accordance

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with its terms, except as limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights generally, or (ii) laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

                  (f) No Conflict. Neither the execution and delivery of this Agreement nor the performance by the Company of its obligations hereunder (including the issuance of the Shares and the common stock into which the Shares are convertible) will: (i) violate any provisions of the Company's Second Amended and Restated Certificate of Incorporation, as amended, or Bylaws; or
(ii) violate any statute, rule or law or any judgment, decree, order, regulation or rule of any Governmental Authority to which the Company or its properties is bound or subject, which violation would, individually or in the aggregate, have a material adverse affect on the business, properties or financial condition of the Company and its Subsidiaries taken as a whole.

                   (g) No Litigation. No litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the best of the Company's knowledge, threatened by or against the Company or any Subsidiary of the Company or against any of their respective Properties or revenues (i) with respect to this Agreement or any of the transactions contemplated hereby, or (ii) that is reasonably likely to have a material adverse effect on the business, operations, properties or financial condition of the Company and its Subsidiaries taken as a whole.

                  (h) Taxes. All material tax returns required of the Company and each of its Subsidiaries have been filed, unless the filing dates have been properly extended, there is no proposed tax assessment or liability against the Company or any Subsidiary or their respective properties which would be material to the Company and its Subsidiaries taken as a whole, and no extension of time for the assessment of any tax of the Company or any Subsidiary is in effect or has been requested, except as disclosed in financial statements previously furnished to the Investor.

                  (i) ERISA. Each Plan, and, to the knowledge of the Company, each Multiemployer Plan, is in compliance with, and has been administered in compliance with, ERISA, the Code and any other applicable Federal or state law, no Plan is insolvent or in reorganization, no Plan has an accumulated or waived funding deficiency within the meaning of Section 412 of the Code or Section 302 of ERISA, neither the Company nor any Subsidiary nor any ERISA Affiliate has incurred any material liability (including any material contingent liability) to or on account of a Plan pursuant to Section 4062, 4063, 4064, 4201 or 4204 of ERISA, no proceedings have been instituted to terminate any Plan, and no condition exists which is reasonably likely to result in the Company or a Subsidiary incurring a liability to or on account of a Plan pursuant to any of the foregoing sections of ERISA that would have a material adverse effect on the Company and its Subsidiaries taken as a whole.

                  (j) Investment Company Act. The Company is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

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                  (k) Employment Relations. The operations of the Company and its Subsidiaries comply in all material respects with: (i) all applicable federal, state or other laws respecting employment and employment practices;
(ii) all applicable wage and hour laws, including the Fair Labor Standards Act; and (iii) all applicable labor laws; and neither Company nor any of its Subsidiaries is engaged in any unfair labor practices. No unfair labor practice complaint against Company or its Subsidiaries is pending before the National Labor Relations Board, and no federal, state or local agency complaint is pending or, to the knowledge of the Company, threatened against the Company or its Subsidiaries related to terms and conditions of employment, discrimination, wage and hour compliance or the Family Medical Leave Act.

                  (l) Control and Stock Ownership. The Company, as of the date of this Agreement, owns (directly or indirectly) all of the outstanding capital stock or other equity interests of each Subsidiary listed on Section 4(l) of Schedule SE (except for its 49% ownership interest in R4 Technical Center - North Carolina, LLC). Except as set forth on Section 4(l) of Schedule SE, the Company has no Subsidiaries.

                  (m) Changes. Since July 31, 2000, there has not been:

                           (i) any change in the assets, liabilities, financial condition or operating results of the Company and its Subsidiaries from that reflected in its financial statements as of, and for the fiscal year ended, July 31, 2000, except changes in the ordinary course of business that have not been, in the aggregate amount, materially adverse;

                           (ii) any damage, destruction or loss, whether or not covered by insurance, materially or adversely affecting the business, properties or financial condition of the Company and its Subsidiaries taken as a whole;

                           (iii) any waiver or compromise by the Company or its Subsidiaries of a valuable right or of a material debt owed to it;

                           (iv) any satisfaction or discharge of any lien, claim or encumbrance, or payment of any obligation by the Company or its Subsidiaries, except in the ordinary course of business and that is not material to the business, properties or financial condition of the Company and its Subsidiaries taken as a whole;

                           (v) any material change to a material contract or arrangement by which the Company or any of its Subsidiaries or any of their respective assets is bound or subject;

                           (vi) any material change in any compensation arrangement or agreement with any employee, officer, director or stockholder of the Company or its Subsidiaries;

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                           (vii) any sale, assignment or transfer of any
         patents, trademarks, copyrights, trade secrets or other material intangible assets of the Company or its Subsidiaries;

                           (viii) any resignation or termination of employment of any officer or key employee of the Company or its Subsidiaries; and the Company is not aware of any impending resignation or termination of employment of any such officer or key employee;

                           (ix) any mortgage, pledge, transfer of a security interest in, or lien, created by the Company or its Subsidiaries, with respect to any of its material properties or assets outside the ordinary course of business, except liens for taxes not yet due or payable;

                           (x) any loans or guarantees made by the Company or its Subsidiaries to or for the benefit of its employees, officers or directors, or any members of their immediate families, other than travel advances and other advances made in the ordinary course of its business;

                           (xi) any declaration, setting aside or payment or other distribution in respect to any capital stock of the Company or its Subsidiaries, or any direct or indirect redemption, purchase, or other acquisition of any such stock by the Company or its Subsidiaries;

                           (xii) to the Company's knowledge, any other event or condition of any character that could reasonably be expected to materially and adversely affect the business, properties or financial condition of the Company or its Subsidiaries taken as a whole; or

                           (xiii) any arrangement or commitment by the Company or its Subsidiaries to do any of the things described in this Section 4(m).

                  (n) Agreements; Action. The Company reaffirms that Section
2.11 of the SPA (as qualified by the Schedule of Exceptions thereto) was true and correct in all material respects as of September 7, 2000 (prior to the issuance and sale of Series A Preferred on that date).

                  (o) SEC Reports and Financial Statements. Each form, report, schedule, registration statement and definitive proxy statement filed by the Company with the Securities and Exchange Commission ("SEC") prior to the date hereof (as such documents have been amended prior to the date hereof, the "SEC Reports"), as of their respective dates, complied in all material respects with the applicable requirements of the Act and the Securities Exchange Act of 1934 as amended, and the rules and regulations promulgated thereunder applicable to such SEC Reports, and none of the SEC Reports when filed (or if amended or superseded by a filing prior to the date hereof, then on the date of such filing) contained any untrue statement of a material

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fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports as of their respective dates comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with GAAP (except, in the case of unaudited statements, as permitted by Form 10-Q of the SEC) applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly present in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries as of the dates thereof and the consolidated results of their operations, stockholders' equity and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal and recurring year-end audit adjustments not material in amount).

                  (p) Trade Names, Collateral. Section 4(p) of Schedule SE sets forth accurate and complete information regarding all trademarks, trade names and other proprietary rights owned or used in connection with the operation of the business of Company. All such trademarks, trade names and other proprietary rights are owned exclusively by the Company, subject to the security interests described on such Section 4(p) of Schedule SE. All personal property located at or used in connection with the operation of the business of the Company is owned by the Company.

                  (q) Title to Property. The Company and each Subsidiary is the sole and absolute owner of, or has the legal right to use and occupy, all Property it claims to own or that is necessary for the Company or its Subsidiaries to conduct its business, except for those encumbrances or liens that arise in the ordinary course of business and do not, individually or in the aggregate, materially impair the Company's ownership or use of such Property.

                  (r) Environmental and Safety and Health Matters. The Company is not in violation of any applicable statute, law or regulation relating to the environment or occupational health and safety, except for violations which would not have, individually or in the aggregate, a material adverse effect on the Company and its Subsidiaries taken as a whole, and, to its knowledge, no material expenditures outside the ordinary course of business are or will be required in order to comply with any such existing statute, law or regulation. No Hazardous Materials (as defined below) are used or have been used, stored, or disposed of by the Company or, to the Company's knowledge, by any other person or entity on any property owned, leased or used by the Company. For the purposes of the preceding sentence, "Hazardous Materials" shall mean (i) materials which are listed or otherwise defined as "hazardous" or "toxic" under any applicable local, state, federal and/or foreign laws and regulations that govern the existence and/or remedy of contamination on property, the protection of the environment from contamination, the control of hazardous wastes, or other activities involving hazardous substances, including building materials or (ii) any petroleum products or nuclear materials other than propane gas or liquids.

                  (s) No Default. Neither the Company nor any of its Subsidiaries is in default under any agreement to which it is a party or by which it may be bound that is reasonably likely

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to materially adversely affect the business, operations, assets or financial condition of the Company and its Subsidiaries taken as a whole or that might adversely affect the Company's ability to perform and observe in all material respects the obligations binding on it under this Agreement.

                  (t) Representations True. No representation or warranty of the Company contained in this Agreement, and no statement contained in any certificate, schedule, list, financial statement or other document or instrument furnished in accordance herewith to the Investor by or on behalf of any Company or any of its Subsidiaries contains, or will contain, any untrue statement of a material fact, or omits, or will omit, to state a material fact necessary to make the statements contained herein or therein not misleading.

Except as specifically provided in this Section 4, the Investor has received no representations from the Company or representatives of the Company with respect to its purchase of the Shares hereunder.

         5. Purchase and Sale. The purchase and sale of the Shares shall take place at the offices of Womble Carlyle Sandridge & Rice, PLLC, 200 West Second Street, Winston-Salem, North Carolina 27101, on October 26, 2000 or such other date as shall be selected by the Company.

         6. Survival. All representations, warranties and agreements contained in this Agreement shall survive (i) the execution and delivery hereof by the Investor, (ii) the Acceptance, (iii) the sale and purchase of the Shares and payment therefor, (iv) changes in the transactions, documents and instruments described herein which are not material and (v) the dissolution or liquidation of the Investor; provided, that the Company's representations and warranties set forth in Section 4 shall survive only for a period of 18 months from the Acceptance.

         7. Notices. All notices and other communications provided for herein shall be in writing and shall be deemed to have been duly given if delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid:

                  (a)      If to the Company, to the following address:

                           Blue Rhino Corporation
                           104 Cambridge Plaza Drive
                           Winston-Salem, North Carolina 27104
                           Attention: Billy D. Prim, Chief Executive Officer

                  (b)      If to the Investor, to the following address:

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                           Gold Banc Corporation, Inc.
                           11301 Nall Avenue
                           Leawood, Kansas 66211
                           Attention: Malcolm M. Aslin, President

         8. Amendments. This Agreement or any term hereof may not be changed, waived, discharged or terminated, except with the written consent of the Investor and the Company.

         9. Assignability. Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by either the Company or the Investor without the prior written consent of the other party, except that the Investor shall have the right to assign its rights and to delegate its responsibilities under this Agreement to any wholly owned (either directly or through an unbroken chain of entities each of which is wholly owned) subsidiary (including, without limitation, any subsidiary engaged in merchant banking or venture capital activities).

         10. General. This Agreement (i) shall be binding upon the Investor and the legal representatives, successors and assigns of the Investor, (ii) shall be governed, construed and enforced in accordance with the internal laws of the State of Delaware (except insofar as affected by the Blue Sky Laws of the jurisdiction in which the offerings described herein have been made to the Investor as aforesaid), without regard to principles of conflicts of laws, and
(iii) may be executed in two or more counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement.

         IN WITNESS WHEREOF, the Investor has executed this Agreement as of October 25, 2000.

                                           GOLD BANC CORPORATION, INC.

                                           By: /s/ Malcolm M. Aslin
                                                   Malcolm M. Aslin, President



The foregoing Subscription Agreement is
hereby accepted as of this 25th day of
October 2000.


BLUE RHINO CORPORATION

By: /s/ Billy D. Prim
        Billy D. Prim, President and CEO

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